Exhibit 99.1

                      IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

In re:                              )        Chapter 11
                                    )        Jointly Administered
                                    )
WATERLINK, INC., et al.,(1)         )        Case No. 03-11989 (PJW)
                                    )
                   Debtors.         )        RE: DOCKET NO. 529
------------------------------------)

                 FINDINGS OF FACT, CONCLUSIONS OF LAW AND ORDER
    UNDER SECTION 1129 OF THE BANKRUPTCY CODE AND RULE 3020 OF THE BANKRUPTCY RULES CONFIRMING THE MODIFIED JOINT CONSOLIDATED CHAPTER 11 PLAN OF LIQUIDATION
  OF THE DEBTORS AND THE COMMITTEE PURSUANT TO CHAPTER 11 OF THE UNITED STATES
                                BANKRUPTCY CODE

         The Modified Joint Consolidated Chapter 11 Plan Of Liquidation Of The Debtors And The Committee Dated June 4, 2004 (the "Plan"), a copy of which is annexed hereto as Exhibit A, having been filed with the Bankruptcy Court (the "Court") and the Disclosure Statement relating the Plan (the "Disclosure Statement") and the Plan (or a summary thereof) having been transmitted to holders of Claims against and Equity Interests in the Debtors and other parties in interest, and the Court having approved the Disclosure Statement and solicitation and tabulation procedures and other related relief; and the hearing to consider confirmation of the Plan having been held before the Court on June 30, 2004 (the "Confirmation Hearing"), after adequate notice to holders of Claims against and Equity Interests in the Debtors and other parties in interest; and upon all of the proceedings had before the Court and after consideration the Report of Plan Voting and the Debtors' memorandum in support of confirmation of the Plan; and after consideration of any objections to confirmation of the Plan; and after consideration of the

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(1)      The other debtors in these jointly administered chapter 11 cases are
         Waterlink Management, Inc., Barnebey Sutcliffe Corporation,

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arguments of counsel and the evidence presented at the Confirmation Hearing
(including, without limitation, all proffers and declarations submitted to the Court), and after due deliberation and sufficient cause appearing therefor, this Court finds and concludes as follows:

                                   BACKGROUND

         A. On June 27, 2003 (the "Petition Date"), the Debtors commenced these cases by filing voluntary petitions under chapter 11 of title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the District of Delaware. On July 2, 2003, the Debtors' cases were consolidated for administrative purposes only. Pursuant to sections 1107(a) and 1108 of the Bankruptcy Code, the Debtors are acting as debtors in possession(2).

         B. No trustee or examiner has been appointed in these chapter 11 cases. On July 16, 2003, the Office of the United States Trustee appointed an official committee of unsecured creditors (the "Committee") to serve in these cases.

         C. As of the Petition Date, the Debtors and their non-debtor affiliates were involved in the development and value-added processing of activated carbons, complimentary absorbent media and related systems and equipment for water, air and gas purification processes and related services.

         D. The filing of these bankruptcy cases was precipitated by legacy secured debt incurred by Waterlink in connection with the roll up of approximately 20 businesses. Over the last several years, Waterlink has substantially reduced its secured legacy debt by divesting itself of businesses that were acquired in connection with the roll up.

-----------
Waterlink Technologies, Inc. and C'Treat Offshore, Inc.
(2) Capitalized terms not otherwise defined herein have the meanings assigned to such terms in the Modified Joint Consolidated Chapter 11 Plan of Liquidation of the Debtors and the Committee, dated June 4, 2004 (the "Plan").

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         E. On December 24, 2002, the Debtors obtained the entry of an order from the Bankruptcy Court approving bidding procedures (including an auction) for the sale of substantially all of the Debtors' marketable assets. Neither the Committee nor the Senior Lenders, who assert first priority liens on all or substantially all of the Debtors' assets, opposed the sale.

         F. On January 30, 2004, an auction was conducted pursuant to the Procedures Order, and Calgon Carbon Corporation ("Calgon") emerged as the successful bidder with a $35.2 million offer, which included the assumption of various liabilities. At or about the time of the auction, the Debtors, the Committee and the Senior Lenders began to negotiate a global resolution of their disputes regarding the distribution of the proceeds of the Debtors' assets. On February 9, 2004 the Bankruptcy Court entered an order approving the sale. On February 18, 2004 the sale to Calgon closed.

         G. On May 27, 2004, the Debtors filed their Motion of Debtors and Debtors in Possession for Order Approving Settlement Agreement Pursuant to 11 U.S.C. Section 363 and Fed.R.Bankr.P. 9019. On June 18, 2004, the Bankruptcy Court entered an Order Granting Motion of Debtors and Debtors in Possession for Order Approving Settlement Agreement Pursuant to 11 U.S.C. Section 363 and Fed.R.Bankr.P. 9019.


         H. On May 27, 2004, the Debtors filed their Motion for an Order: (I) Approving Disclosure Statement for the Debtors' Amended Joint Liquidation Plan;
(II) Scheduling Confirmation Hearing; (III) Approving Form and Manner of Solicitation Packages; (IV) Approving Form and Manner of Notice of the Confirmation Hearing; (V) Establishing Record Date and Approving Procedures for Distribution of Solicitation Packages; (VI) Approving Forms of Ballots; (VII) Establishing Last Date for Receipt of Ballots; (VIII) Approving Procedures for


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Vote Tabulations; and (IX) Establishing Deadline and Procedures for Filing
Objections to Confirmation of the Modified Plan dated June 4, 2004 (the "Solicitation Procedures Motion"). Notice of the Solicitation Procedures Motion was served by regular mail on the Office of the United States Trustee for the District of Delaware and all entities that had filed a notice of appearance and request for service of papers in these chapter 11 cases.

         I. On June 4, 2004, this Court entered the Order: (I) Approving Disclosure Statement for the Debtors' Amended Joint Liquidation Plan; (II) Scheduling Confirmation Hearing; (III) Approving Form and Manner of Solicitation Packages; (IV) Approving Form and Manner of Notice of the Confirmation Hearing;
(V) Establishing Record Date and Approving Procedures for Distribution of Solicitation Packages; (VI) Approving Forms of Ballots; (VII) Establishing Last Date for Receipt of Ballots; (VIII) Approving Procedures for Vote Tabulations; and (IX) Establishing Deadline and Procedures for Filing Objections to Confirmation of the Modified Plan dated June 4, 2004 (the "Solicitation Procedures Order").

         J. Pursuant to the Solicitation Procedures Order, the Debtors caused Delaware Claims Agency to timely mail by regular mail a Solicitation Package, each containing a copy of (i) the Solicitation Procedures Order, (ii) the Confirmation Hearing Notice, (iii) ballot and return envelope addressed to Baker & Hostetler LLP and (iv) the Disclosure Statement, together with all exhibits thereto, including the Plan, to each entity listed on the Debtors' schedules of assets and liabilities (other than creditors with claims scheduled as disputed, contingent or unliquidated, who have failed to timely file proofs of claim), as amended or reconstituted by the Record Date, and (ii) that has filed a proof of claim in accordance with this Court's Order dated December 2, 2003, which claim has not been disallowed, withdrawn or expunged. The Debtors also caused


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Delaware Claims Agency to timely distribute all other materials required by the
Solicitation Procedures Order.

         K. Pursuant to the Solicitation Procedures Order, ballots to accept or reject the Plan were required to be received by Baker & Hostetler LLP by no later than 4:00 p.m. prevailing Eastern time on June 25, 2004 (the "Voting Deadline").

         L. As described more fully in the Affidavit of Jeffrey L. Fetzer Certifying Voting on and Tabulation of Ballots Accepting and Rejecting the Debtors' Modified Joint Consolidated Chapter 11 Plan of Liquidation of the Debtors and the Committee, the Plan has been accepted by at least two thirds in amount and more than one half in number of the Allowed Claims in both Class 3 and Class 4, the only two classes of claims and interests entitled to vote.

         M. The Solicitation Procedures Order further required that any objections to confirmation of the Plan be in writing, filed with the Court and served upon the Service Parties, together with proof of service, by no later than June 25, 2004. As of June 28, 2004, the Debtors had received one objection, the Objection of the United States Trustee to Confirmation of Modified Joint Consolidated Chapter 11 Plan of Liquidation of the Debtors and Committee.

         N. On June 29, 2004, the Debtors filed the Memorandum in Support of Confirmation of Modified Joint Consolidated Chapter 11 Plan of Liquidation of the Debtors and the Committee Pursuant to Chapter 11 of the United States Bankruptcy Code (the "Confirmation Memorandum"), Declaration of John Albert (the "Albert Declaration") in support of confirmation.

         O. The Confirmation Hearing was held on June 30, 2004 at 11:30 a.m. Eastern daylight time.


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                    FINDINGS OF FACT AND CONCLUSIONS OF LAW(3)

         IT IS HEREBY FOUND AND DETERMINED THAT:

         1. Exclusive Jurisdiction; Venue; Core Proceeding (28
U.S.C. Section 157, 1334(a), 1408 and 1409. This Court has jurisdiction over these chapter 11 cases pursuant to 28 U.S.C. Section 1 57 and 1334.
Venue is proper before the Court pursuant to 28 U.S.C. Section 1408 and 1409. Confirmation of the Plan is a core proceeding under 28
U.S.C. Section 157(b)(2), and this Court has exclusive jurisdiction to determine whether the Plan complies with the applicable provisions of the Bankruptcy Code and should be confirmed.

         2. Judicial Notice. This Court takes judicial notice of the docket of these chapter 11 cases maintained by the clerk of the Court and/or its duly-appointed agent, including, without limitation, all pleadings and other documents filed, all orders entered, and all evidence and arguments made, proffered or adduced at the hearings held before the Court during these chapter 11 cases.

         3. Burden Of Proof. The Debtors and the Committee, as proponents of the Plan, have the burden of proving the elements of subsections 1129(a) and (b) of the Bankruptcy Code by a preponderance of the evidence and they have met that burden as further found and determined herein.

         4. Transmittal and Mailing of Materials; Notice. The Solicitation Packages were transmitted and served in compliance with the Solicitation Procedures Order, the Bankruptcy Code and the Bankruptcy Rules, and such transmittal and service were adequate and sufficient. Adequate and sufficient notice of the Confirmation Hearing and any other deadlines and, hearings described in the Solicitation Procedures Order was given in compliance with the

-----------
(3) Findings of fact shall be construed as conclusions of law and conclusions of law shall be construed as findings of fact when appropriate. See Fed. R. Bankr. P. 70.52.

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Bankruptcy Rules, the Bankruptcy Code and the Solicitation Procedures Order, and
no other or further notice is or shall be required.

         5. Voting. Votes to accept or reject the Plan have been solicited and tabulated fairly, in good faith, and in a manner consistent with the Bankruptcy Code, the Bankruptcy Rules and the Solicitation Procedures Order. All of the impaired classes of Claims voting under the Plan have voted to accept the Plan, with the requisite holders (in number and amount) in each of Class 3 Claims and Class 4 Claims having voted to accept the Plan, without the need to include any acceptance of the Plan by an insider.

         6. Plan Modification (11 U.S.C. Section 1127). Subsequent to solicitation, the Debtors discovered the need to make a modification to the Plan to correct a clerical mistake wherein the Debtors have changed the references to "Class 5" in paragraph 10.2 of the Plan to references to "Class 4." This modification does not adversely affect the treatment of any Claims or Equity Interests in the Debtors under the Plan. Accordingly, pursuant to section 1127(a) of the Bankruptcy Code and Bankruptcy Rule 3019, this modification does not require additional disclosure under section 1125 of the Bankruptcy Code or re-solicitation of votes under section 1126 of the Bankruptcy Code, nor does such modification require that holders of Claims or Equity Interests be afforded an opportunity to change previously cast acceptances or rejections of the Plan. The Plan as modified shall constitute the Plan submitted for confirmation by the Bankruptcy Court.

         7. Plan Compliance with the Applicable Provisions of the Bankruptcy Code (11 U.S.C. Section 1129(a)(1)). As set forth below, the Plan complies with the applicable provisions of the Bankruptcy Code, thereby satisfying section 1129(a)(1) of the Bankruptcy Code.


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         i.       Proper Classification of Claims and Equity Interests (11
                  U.S.C. Section 1122, 1123(a)(1)). With the exception of claims which need not be classified, the Plan designates five
                  (5) classes of Claims and Equity Interests. The Claims or Equity Interests placed in each Class are substantially similar to other Claims or Equity Interests, as the case may be, in such Class. Valid business, factual and/or legal reasons exist for separately classifying the various Classes of Claims and Equity Interests created under the Plan, and, therefore, the Plan does not unfairly discriminate among holders of Claims or Equity Interests, Thus, the Plan satisfies sections 1122 and 1123(a)(1) of the Bankruptcy Code.

         ii.      Specification of Unimpaired Classes (11
                  U.S.C. Section 1123(a)(2)). The Plan specifies that Classes 1 and 2 are not impaired, thereby satisfying section 1123(a)(2) of the Bankruptcy Code.

         iii. Treatment of Impaired Classes (11 U.S.C. Section 1123(a)(3)). The Plan designates Classes 3, 4 and 5 as impaired and specifies the treatment of Claims and Equity Interests in those Classes, thereby satisfying section 1123(a)(3) of the Bankruptcy Code.

         iv. Equal Treatment Within Classes (11 U.S.C. Section 1123(a)(4)). The Plan provides for the same treatment by the Debtors for each Claim or Equity Interest in a particular Class unless the holder of a particular Claim or Equity Interest in such Class has agreed to a less favorable treatment of its Claim or Equity Interest, thereby satisfying section 1123(a)(4) of the Bankruptcy Code.

         v. Implementation of Plan (11 U.S.C. Section 1123(a)(5)). The Plan provides adequate and proper means for implementation of the Plan, thereby satisfying section 1123(a)(5) of the Bankruptcy Code.

         vi. Charter Provisions (11 U.S.C. Section 1123(a)(6)). Pursuant to the Plan, upon the Effective Date, (i) the existing board of directors of each Debtor and any remaining officer of any Debtor will be deemed to have resigned and (ii) the Liquidating Agent shall be appointed as the sole officer and director.

         vii. Selection of Officers and Directors (11 U.S.C. Section 1123(a)(7)). Pursuant to the Plan, upon the Effective Date,
                  (i) the existing board of directors of each Debtor and any remaining officer of any Debtor will be deemed to have resigned and (ii) the Liquidating Agent shall be appointed as the sole officer and director. In view of the fact that the Debtors are not reorganizing their businesses, but rather are liquidating their properties, that is consistent with the interests of creditors, equity holders, and public policy because it will promote cost-efficient and expeditious


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                  administration of the Plan. Therefore, section 1123(a)(7) of the Bankruptcy Code is satisfied.

         viii. Rule 3016(a) of the Bankruptcy Rules. The Plan is dated and identifies the entities submitting it, thereby satisfying Rule 3016(a) of the Bankruptcy Rules.


         ix. Rule 3016(c) of the Bankruptcy Rules. The Plan describes in specific and conspicuous bold language all acts to be enjoined and identifies the entities that would be subject to the injunction.


         8. Debtors' Compliance with the Applicable Provisions of the Bankruptcy Code (11 U.S.C. Section 1129(a)(2)). The Debtors have complied with the applicable provisions of the Bankruptcy Code, thereby satisfying section 1129(a)(2) of the Bankruptcy Code. Specifically:

         i. the Debtors are eligible to be debtors under section 109 of the Bankruptcy Code and the Debtors and the Committee are proper proponents of the Plan under section 1121(a) of the Bankruptcy Code;

         ii. the Debtors have complied with applicable provisions of the Bankruptcy Code, except as otherwise provided or permitted by Orders of the Court; and

         iii. the Debtors have complied with the applicable provisions of the Bankruptcy Code, the Bankruptcy Rules, and the Solicitation Procedures Order in soliciting and tabulating votes on the Plan.

         9. Plan Proposed in Good Faith (11 U.S.C. Section 1129(a)(3)). The Debtors have proposed the Plan in good faith and not by any means forbidden by law, thereby satisfying section 1129(a)(3) of the Bankruptcy Code. In determining that the Plan has been proposed in good faith, the Court has examined the totality of the circumstances surrounding the filing of these chapter 11 cases and the formulation of the Plan. These chapter 11 cases were filed, and the Plan was proposed, with the legitimate and honest purpose of distributing the proceeds of the liquidation of the Debtors' assets so as to provide the greatest possible distribution to the Debtors' creditors.


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         10. Payments for Services or Costs and Expenses (11 U.S.C. Section
1129(a)(4)). Except as otherwise provided or permitted by (i) the Plan or (ii) the Court's order dated July 31, 2003 establishing procedures for interim compensation and reimbursement of expenses for professionals (the "Interim Compensation Order"), any payment made or to be made by the Debtors for services or for costs and expenses in or in connection with these chapter 11 cases, or in connection with the Plan and incident to these chapter 11 cases, have been approved by, or are subject to the approval of, the Court as reasonable, thereby satisfying section 1129(a)(4) of the Bankruptcy Code.

         11. Directors, Officers and Insiders (11 U.S.C. Section 1129(a)(5)).
Section 1129(a)(5) of the Bankruptcy Code is inapplicable in the instant case because the Plan provides that upon the Effective Date, (i) the existing board of directors of each Debtor and any remaining officer of any Debtor will be deemed to have resigned and (ii) the Liquidating Agent shall be appointed as the sole officer and director.

         12. No Rate Changes (11 U.S.C. Section 1129(a)(6)). The Debtors will not operate any businesses, therefore, their prices are not subject to governmental regulation. Thus, section 1129(a)(6) of the Bankruptcy Code is not applicable in the instant case.

         13. Best Interests of Creditors Test (11 U.S.C. Section 1129(a)(7)). The Plan satisfies section 1129(a)(7) of the Bankruptcy Code. The evidence proffered or adduced at the Confirmation Hearing (1) is persuasive and credible,
(ii) has not been controverted by other evidence or challenged and (iii) establishes that each holder of a Claim or Equity Interest in an impaired Class either (x) has accepted the Plan or (y) will receive or retain under the Plan, on account of such Claim or Equity Interest, property of a value, as of the Effective Date of the Plan,


                                       13
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that is not less than the amount that it would receive if the Debtors were liquidated under chapter 7 of the Bankruptcy Code.

         14. Treatment of Priority Claims (11 U.S.C. Section 1129(a)(9)). The Plan's treatment of Allowed Administrative Claims and Allowed Priority Claims satisfies the requirements of sections 1129(a)(9)(A), (B) and (C) of the Bankruptcy Code, respectively. Under the Plan, holders of priority claims under sections 507(a) and 502(f) of the Bankruptcy Code will receive, on the Effective Date, Cash equal to the full amount of Allowed Priority Claims. The Plan also provides for (i) payment in full of Allowed Administrative Claims on or before the Effective Date and (ii) payment of Administrative Claims that have accrued but not been filed, as to which allowance is pending, or as to which there is a dispute.

         15. Acceptance of at Least One Impaired Class (11 U.S.C. Section 1129(a)(10)). Classes 3 and 4 have each voted to accept the Plan (without the need to include any acceptance of the Plan by any insider), thereby satisfying section 1129(a)(10) of the Bankruptcy Code.

         16. Feasibility (11 U.S.C. Section 1129(a)(11)). The Plan provides for the liquidation of the Debtors' remaining assets and the distribution of cash to creditors and interest holders in accordance with the priority scheme of the Bankruptcy Code and the terms of the Plan. Further, the Plan contemplates the formation of a Liquidating Trust. The Disclosure Statement and the evidence proffered or adduced at the Confirmation Hearing (i) are persuasive and credible, (ii) have not been controverted by other evidence or challenged and
(iii) establish that the Plan is feasible, thus satisfying the requirements of section 1129(a)(11) of the Bankruptcy Code.

         17. Payment of Certain Fees (11 U.S.C. Section 1129(a)(12)). All fees payable on or before the Effective Date under 28 U.S.C. Section 1930 either have been paid or will be paid on the Effective


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Date pursuant to the Plan. Accordingly, the Plan satisfies section 1129(a)(12)
of the Bankruptcy Code.

         18. Continuation of Retiree Benefits.(11 U.S.C. Section 1129(a)(13)). The evidence adduced at the Confirmation Hearing establishes that the Debtors are not obligated, now or in the future, to pay retiree benefits. Thus, section 1129(a)(13) of the Bankruptcy Code is inapplicable to these chapter 11 cases.

         19. Fair and Equitable; No Unfair Discrimination (11 U.S.C. Section 1129(b)). Class 5 is not entitled to receive or retain any property under the Plan and, therefore, is deemed to have rejected the Plan pursuant to section 1126(g) of the Bankruptcy Code. The Debtors presented uncontroverted evidence at the Confirmation Hearing that the Plan does not discriminate unfairly and is fair and equitable with respect to Class 5, as required by section 1129(b)(1) of the Bankruptcy Code. Thus, although section 1129(a)(8) has not been satisfied with respect to Class 5, the Plan is confirmable because it satisfies section 1129(b) of the Bankruptcy Code with respect to Class 5.

         20. Only One Plan (11 U.S.C. Section 1129(c)). Other than the Plan (including previous versions thereof), no other plan has been filed in these chapter 11 cases. Accordingly, the requirements of section 1129(c) have been satisfied.

         21. Principal Purpose of the Plan (11 U.S.C. Section 1129(d)). The principal purpose of the Plan, as evidenced by its terms, is not the avoidance of taxes or the avoidance of the application of Section 5 of the Securities Act of 1933.

         22. Good Faith Solicitation (11 U.S.C. Section 1125(e)). Based upon the record before the Court, the Debtors and their agent have solicited votes on the Plan in good faith and in compliance with the applicable provisions of the Bankruptcy Code and are entitled to the


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protections afforded by section 1125(e) of the Bankruptcy Code and the exculpatory and injunctive provisions set forth in the Plan.

         23. Assumption and Rejection of Executory Contracts and Unexpired Leases. Article X of the Plan governing the assumption and rejection of executory contracts and unexpired leases satisfies the requirements of section 365(b) of the Bankruptcy Code.

         24. Releases, Exculpation and Injunctions. Except as otherwise provided herein, based upon the facts and circumstances of these chapter 11 cases, the release, exculpation and injunction provisions contained in the Plan are fair and equitable, are an essential component of the agreement among the parties in interest, and are in the best interests of the Debtors and their chapter 11 estates, and such provisions shall be effective and binding upon all persons and entities as provided in the Plan and are hereby approved.

         25. Satisfaction of Confirmation Requirements. The Plan satisfies the requirements for confirmation set forth in subsections 1129(a) and (b) of the Bankruptcy Code.

         26. Retention of Jurisdiction. The Court may properly retain jurisdiction over the matters set forth in Article XX of the Plan.

                                     DECREES

         NOW THEREFORE, IT IS HEREBY ORDERED, ADJUDGED, DECREED AND DETERMINED
THAT:

         1. Confirmation. The Plan (a copy of which including all modifications thereto is annexed hereto as Exhibit A), is approved and confirmed under section 1129 of the Bankruptcy Code.


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         2. Provisions of Plan and Order Nonseverable and Mutually Dependent.
The provisions of the Plan and this Confirmation Order, including the findings of fact and conclusions of law set forth herein, are nonseverable and mutually dependent.

         3. Plan Classification Controlling. The classification of Claims and Equity Interests for purposes of the distributions to be made under the Plan shall be governed solely by the terms of the Plan. The classifications act forth on the Ballots tendered to or returned by the Debtors' creditors and equity holders in connection with voting on the Plan (i) were set forth on the Ballots solely for purposes of voting to accept or reject the Plan, (ii) do not necessarily represent. and in no event shall be deemed to modify or otherwise affect, the actual classification of such Claims or Equity Interests under the Plan for distribution purposes, and (iii) shall not be binding on the Debtors, their estates, the Liquidating Trust or the Liquidating Agent.

         4. Binding Effect. Pursuant to section 1141 of the Bankruptcy Code, effective as of the Confirmation Date, but subject to the occurrence of the Effective Date, and except as expressly provided in the Plan or this Confirmation Order, the provisions of the Plan (including the exhibits to, and all documents and agreements executed pursuant to, the Plan) and the Confirmation Order shall be binding on (i) the Debtors, (ii) the Liquidating Trust, (iii) the Liquidating Agent, (iv) all holders of Claims against and Equity Interests in the Debtors, whether or not impaired under the Plan and whether or not, if impaired, such holders accepted the Plan and (v) each person acquiring property under the Plan.

         5. Vesting of Assets. Pursuant to the Plan, upon the Effective Date, all Assets of the Debtors shall vest in the Liquidating Trust.

         6. The Liquidating Agent. On and after the Effective Date, the Liquidating Agent shall be authorized and empowered to pursue and prosecute, maintain, settle or to decline to


                                       17
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pursue the Retained Claims, including all pending adversary proceedings and contested matters, whether or not such causes of action have been commenced prior to the Effective Date. The Liquidating Agent may pursue, abandon, settle or release any or all Retained Claims, including all pending adversary proceedings and contested matters, whether or not such causes of action have been commenced prior to the Effective Date, without the need to obtain approval or any other or further relief from the Bankruptcy Court. The Liquidating Agent may, in its sole discretion (subject to restrictions of the Plan and the Asset Reallocation and Settlement Agreement), offset, setoff or net any Claim held against a holder of a Claim against any payment due against such Holder of a Claim under the Plan.

         7. Section 16.1 of the Plan. Pursuant to Section 16.1 of Plan, all persons and entities who have held, hold or may hold a demand, debt, Claim, or Equity Interest, shall be enjoined to the fullest extent permitted by law from taking any of the following actions: (i) commencing, conducting or continuing in any manner, directly or indirectly, any action or other proceeding of any kind to enforce, levy, attach, collect upon or otherwise recover by any manner or means, either directly or indirectly any judgment, award, decree or order against the Assets of the Estates on account of any such Claim or Equity Interest; (ii) creating, perfecting or otherwise enforcing in any manner, directly or indirectly, any encumbrance of any kind against the Assets of the Estates; (iii) asserting any set-off, directly or indirectly, against any obligation due from Debtors or the assets of the Estates; and (iv) proceeding in any manner in any place whatsoever that does not conform to or comply with the provisions of this Plan.

         8. Section 16.2 of the Plan. Section 16.2 of Plan is modified to read as follows:

         On and after the Effective Date, each holder of a Claim who has either signed the Settlement Agreement, or accepted the Plan, in exchange for, among other things, a


                                       18
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         distribution under the Plan, shall be deemed to have released unconditionally, to the fullest extent permitted by law, the Committee, each member of the Committee, and each of their, and the Debtors' respective officers, directors, partners, members, professionals, and agents (and the officers, directors, partners, members, professionals, and agents of each thereof), from any and all Claims, obligations, rights, suits, damages, Causes of Action, remedies and liabilities whatsoever, whether liquidated or unliquidated, fixed or contingent, matured or unmatured, known or unknown, foreseen or unforeseen, existing or hereafter arising, in law, equity or otherwise, related to the Debtors or their respective bankruptcy cases; provided, however, in exchange for a distribution under the Plan, each holder of a Claim that has signed the Settlement Agreement shall also be deemed to have released the Debtors and their Estates, except with respect to any conduct constituting willful misconduct or gross negligence of the Committee's or the Debtors' professionals, or their agents.

         9. Section 16.3 of the Plan. The Plan is modified to delete Section
16.3 of Plan in its entirety and it is replaced with the following language:


         On and after the Effective Date, each holder of a claim who has signed the Settlement Agreement, or is in a Class which has accepted the Plan (irrespective of whether the holder of the Claim has accepted the Plan), in exchange for, among other things, a distribution under the Plan, shall be deemed to have released unconditionally, to the fullest extent permitted by law, the Agent and the Senior Lenders and each of their respective officers, directors, partners, members, professionals, and agents (and the officers, directors, partners, members, professionals, and agents of each thereof), from any and all Claims, obligations, rights, suits, damages, Causes of Action, remedies and liabilities whatsoever, whether liquidated, fixed or contingent, matured or unmatured, known or unknown, foreseen or unforeseen, existing or hereafter arising, in law, equity or otherwise, related to the Debtors or their respective bankruptcy cases


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         10. Section 17.1 of the Plan. Pursuant to Section 17.1 of Plan, none of the Debtors, the Committee, the Agent, the Senior Lenders or any of their respective members, officers, directors, employees, advisors, professionals or agents shall have or incur any liability to any person or entity for any act or omission in connection with, related to, or arising out of (i) the Chapter 11 Cases; (ii) the pursuit of confirmation of the Plan; (iii) the consummation of the Plan or the Administration of the Plan or the property to be distributed under the Plan; or (iv) the Disclosure Statement, Liquidating Trust Agreement, or any other agreement or document created or entered into in connection with the Plan (including without limitation, the Settlement Agreement) except for willful misconduct or gross negligence, and, in all respects, the Debtors, the Committee and each of their respective members, officers, directors, employees, advisors, professionals and agents shall be entitled to rely upon the advice of counsel with respect to their duties and responsibilities under the Plan.

         11. Continuation of Automatic Stay. All injunctions or stays provided for in these chapter 11 cases under sections 105, 362 or 525 of the Bankruptcy Code, or otherwise, and in existence on the Confirmation Date, shall remain in full force and effect until the Effective Date, and thereafter shall be annulled.

         12. Rejected Contracts and Leases. Except as otherwise provided in the Plan, any executory contracts or unexpired leases which have not expired by their own terms on or prior to the Effective Date, which have not been assumed and assigned or rejected with the approval of the Court, which are not the subject of (i) a motion to assume the same pending as of the Effective Date or
(ii) not otherwise listed in a notice filed and served by the Debtors ten (10) days before the Confirmation Date, shall be deemed rejected by the Debtors on the Effective Date or as otherwise agreed upon by the parties. The entry of the Confirmation Order by the Court shall


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
constitute approval of such rejections pursuant to sections 365(a) and 1123 of the Bankruptcy Code.

         13. General Authorizations; Plan Modifications. Pursuant to section 1142(b) of the Bankruptcy Code, (i) the Debtors, (ii) the Liquidating Trust,
(iii) the Liquidating Agent and (iv) all other necessary parties are authorized and empowered to (x) execute and deliver any instrument, agreement or document and (y) perform any act that is necessary, desirable or required to comply with the terms and conditions of the Plan and consummation of the Plan, and are authorized and empowered, without limitation, to take all actions necessary or appropriate to enter into implement, and consummate the contracts, instruments, and other agreements or documents created in connection with the Plan.

         14. Corporate Action. Any corporate action required to be taken by the Debtors in respect of any of the matters provided for or contemplated under the Plan shall, as of the Effective Date, be deemed to have been taken and shall be effective as provided herein, and such corporate action shall be authorized and approved in all respects without any requirement of further action by stockholders, officers or directors of any of the Debtors.

         15. Exemption From Transfer Taxes. Pursuant to section 1146(c) of the Bankruptcy Code, any transfer from the Debtors to the Liquidating Trust, from the Liquidating Trust, or otherwise in consummation of, or pursuant to, the Plan shall not be subject to any stamp tax or similar tax, and all appropriate state or local governmental officials or agents are hereby directed to forego the collection of any such tax and to accept for filing and recordation any of the foregoing instruments or other documents without the payment of any such tax.

         16. Substantive Consolidation. Pursuant to Article XIV on the Effective Date, and for purposes of Distributions under the Plan, the Chapter 11 Cases shall be substantively consolidated and (i) all Claims among the Debtors shall be eliminated, (ii) all assets and liabilities of the Debtors shall be treated as though they were merged (such liabilities to be satisfied in accordance with and subject to the terms of the Plan), (iii) all cross guaranties, indemnities, co-signatures, sureties or otherwise shall be eliminated and any obligation of any Debtors by one or more of the Debtors shall be deemed to be a single obligation of the consolidated Debtors, (iv) any Claims filed or to he filed in connection with any such obligation shall be deemed one Claim against the consolidated Debtors, and (v) each and every Claim filed or to he filed in the individual chapter 11 case of any of the Debtors shall he deemed filed against the consolidated Debtors and shall be deemed joint and several obligations of the Debtors' estates. Notwithstanding the foregoing, substantive consolidation shall not affect the obligations of any Debtor to pay quarterly fees to the Office of the United States Trustee pursuant to 28 U.S.C. Section 1930(a)(6) until such time as such Debtor's particular case is closed, dismissed or converted.

         17. Professional Compensation and Reimbursement Claims. The Liquidating Trust shall pay Professionals who are entitled to allowance of fees and reimbursement of expenses as of the Effective Date. The Court shall rule on each request for payment of Professional fees before the fees will be paid, except as such fees have been or may be paid pursuant to the Interim Compensation Order. For all Professional Fees, the Professional in question shall file and serve a properly noticed fee application and the Court shall rule on the application. Only the amount of fees allowed by the Court will be owed and required to be paid under the Plan; provided that nothing herein shall be deemed a waiver by the Professionals of the unpaid portions of their Allowed but unpaid Professional Fee Claims.

         18. Payment of Fees. All fees due and payable under 28 U.S.C. Section 1930 that have not been paid shall be paid on or before the Effective Date. Payments after the Effective Date shall be made as required by statute and shall be paid by the Liquidating Trust.


         19. Retention of Jurisdiction. Except as otherwise provided in the Plan, the Court shall retain and have exclusive jurisdiction over any matter arising under the Bankruptcy Code, arising in or related to these chapter 11 cases and the Plan, The Court shall also have exclusive jurisdiction over all matters described in Article XX of Plan.

         20. Acceptance by Governmental Units. Each and every federal, state and local governmental agency or department is hereby directed to accept any and all documents and instruments necessary and appropriate to consummate the transactions contemplated by the Plan including, without limitation, documents and instruments for recording in county and state offices where any document may need to be filed in order to effectuate the Plan, including any documents executed by the Liquidating Trust as successor to the Debtors.

         21. Notice of Entry of Confirmation Order. On or before the tenth
(10th) Business Day following the date of entry of this Confirmation Order, the Debtors shall save notice of entry of this Confirmation Order pursuant to Rules 2002(f)(7) and 3020(c) of the Bankruptcy Rules on all creditors, the United States Trustee and other parties in interest, by causing a notice of entry of the Confirmation Order in substantially the form of the notice annexed hereto which form is hereby approved (the "Notice of Confirmation Date"), to be delivered to such parties by first class mail, postage prepaid. The notice described herein is adequate under the particular circumstances and no other or further notice is necessary.

         22. References to Plan Provisions. The failure specifically to include or reference any particular provision of the Plan in this Confirmation Order shall not diminish or impair the effectiveness of such provision, it being the intent of the Court that the Plan be confirmed an approved in its entirety.

         23. Confirmation Order Controlling. If there is any direct conflict between the Plan and this Confirmation Order, the terms of this Confirmation Order shall control, provided however that nothing in this Confirmation Order shall undermine or impair the effectiveness of the Asset Reallocation and Settlement Agreement, and to the extent there is any conflict between this Confirmation Order and the provisions of the Asset Reallocation and Settlement Agreement, the provisions of the Asset Reallocation and Settlement Agreement shall control.

         24. Reversal. If any or all of the provisions of this Confirmation Order are hereafter reversed, modified or vacated by subsequent Order of this Court or any other court, such reversal, modification or vaeatur shall not affect the validity of the acts or obligations incurred or undertaken under or in connection with the Plan prior to the Debtors' receipt of written notice of any such Order. Notwithstanding any such reversal, modification, or vacatur of this Confirmation Order, any such act or obligation incurred or undertaken pursuant to, and in reliance on, this Confirmation Order prior to the effective date of such reversal, modification or vacatur shall be governed in all respects by the provisions of this Confirmation Order and the Plan or any amendments or modifications thereto.

         25. Applicable Non-Bankruptcy Law. Pursuant to sections 1123(a) and 1142(a) of the Bankruptcy Code, the provisions of this Confirmation Order and the Plan shall apply and be enforceable notwithstanding any otherwise applicable nonbankruptcy law.

         26. Rule 7062. Notwithstanding Bankruptcy Rule 7062, this Order shall be effective and enforceable immediately upon entry.

         27. No Waiver of Rights. Unless otherwise agreed to in writing, no Distribution on account of any Claim, whether allowed on or after the Effective Date shall be deemed to waive the rights of the Debtors or the Liquidating Trust in connection with any objections to claims or causes of action against the holder of any Claim receiving such Distribution, including without limitation, causes of action under Chapter 5 of the Bankruptcy Code.

         28. Technical Adjustments and Modifications. Prior to the Effective Date, the Debtors with the reasonable consent of the Agent and the Creditor's Committee may make appropriate technical adjustments and modifications to the Plan and Liquidating Trust Agreement without further order or approval of this Bankruptcy Court, provided that such technical adjustments and modifications do not adversely affect in a material way the treatment of holders of Claims or Equity Interests.


Dated:   Wilmington, Delaware
         July 2, 2004                          /s/ Peter J. Walsh
                                               ------------------
                                               Peter J. Walsh
                                               United States Bankruptcy Judge


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